UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)                 June 25, 2012

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2012, the stockholders of Hampton Roads Bankshares, Inc. (the “Company”) approved amendments to the Company’s 2011 Omnibus Incentive Plan (the “Plan”). The summary of the amendments and other material terms of the Plan, included under the heading “Proposal Three – Amendment to the 2011 Omnibus Incentive Plan” on pages 15 through 20 of the Company’s Special Meeting Proxy Statement, filed on May 31, 2012, is incorporated by reference herein.

The Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2012, the shareholders of the Company approved an amendment to the Articles of Incorporation of the Company to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation.

The Articles of Amendment to the Company’s Articles of Incorporation are attached hereto as Exhibit 3.1 and are incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A Special Meeting of the Shareholders Meeting of the Company was held on June 25, 2012.  The following items were voted on by shareholders, with the following results:

1.      The shareholders approved the issuance, including for purposes of NASDAQ Stock Market Rule 5635, of up to 135,714,286 shares of the Company’s common stock at $0.70 per share and related transactions, including the payment of $3 million in fees to certain investors.

Votes For	31,230,280
Votes Against	88,045
Abstain	4,728
Broker Non-Votes	0

2.      The shareholders approved an amendment to the Articles of Incorporation of the Company to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation.

Votes For	31,234,557
Votes Against	86,312
Abstain	2,184
Broker Non-Votes	0

3.              The shareholders approved amendments to the Company’s 2011 Omnibus Incentive Plan.

Votes For	31,126,823
Votes Against	192,464
Abstain	3,766
Broker Non-Votes	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Ex. 3.1	Articles of Amendment to the Hampton Roads Bankshares, Inc. Articles of Incorporation.
Ex. 10.1	Hampton Roads Bankshares, Inc. 2011 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: June 25, 2012	By:	Douglas J. Glenn
Douglas J. Glenn
President and Chief Executive Officer

EXHIBIT LIST

Ex. 3.1	Articles of Amendment to the Hampton Roads Bankshares, Inc. Articles of Incorporation.
Ex. 10.1	Hampton Roads Bankshares, Inc. 2011 Omnibus Incentive Plan.